UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2009
Aspect Medical Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24663	04-2985553

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Upland Road
Norwood, Massachusetts	02062

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 559-7000

(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modification of Rights of Security Holders
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-2.1 Agreement and Plan of Merger, dated as of September 27, 2009
Ex-4.1 Amendment No. 4 to Rights Agreement, dated as of September 27, 2009
Ex-10.1 Restated Key Employee Change in Control Severance Benefits Plan
Ex-10.2 Form of Indemnification Agreement dated September 23, 2009
Ex-10.3 Amended and Restated 1991 Stock Incentive Plan
Ex-10.4 Restated 1999 Employee Stock Purchase Plan
Ex-99.1 Press Release dated September 28, 2009

Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
          On September 27, 2009, Aspect Medical Systems, Inc., a Delaware corporation (“Aspect” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with United States Surgical Corporation, a Delaware corporation (“Parent”), and Transformer Delaware Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”). Parent and Purchaser are wholly-owned subsidiaries of Covidien plc.
          Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof:
•	Purchaser will commence a tender offer (the “Offer”) no later than October 8, 2009 to acquire all of the outstanding shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) at a purchase price of $12.00 per share, net to the holder in cash (the “Offer Price”), subject to any required withholding of taxes, and

•	as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger”) and the Company will become a wholly-owned subsidiary of Parent. In the Merger, each share of Common Stock remaining outstanding following the consummation of the Offer, other than shares of Common Stock held by Parent or its subsidiaries or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive cash in an amount equal to the Offer Price.
          This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company.
Concurrently with the execution of the Merger Agreement, all of the Company’s directors and executive officers entered into a Tender and Voting Agreement with Parent and Purchaser (the “Voting Agreement”). In addition, First Health, L.P., First Health Limited, First Health Associates, L.P., First Biomed, L.P. and First Biomed Portfolio, L.P., who the Company believes beneficially own in the aggregate 17.3% of the outstanding shares of the Company’s Common Stock, have agreed that they will not sell their shares to any person who they know has made, or has told them it intends to make, an alternate acquisition proposal.
          The obligation of Purchaser to accept for payment and pay for the shares tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In addition, it is a condition to Purchaser’s obligation to accept for payment and pay for the shares of Common Stock tendered in the Offer that the number of the outstanding shares of the Common Stock that have been validly tendered and not properly withdrawn, together with any shares of the Common Stock owned by Parent or its affiliates, equals at least a majority of the Company’s outstanding Common Stock on a fully-diluted basis (as determined in accordance with the Merger Agreement, which includes the number of shares of Common Stock outstanding, together with the shares of Common Stock that the Company may be required to issue pursuant to warrants, options or other obligations outstanding under employee stock or similar benefit plans or otherwise, that are then vested and then exercisable at prices equal to or less than the Offer Price). Neither the Offer nor the Merger is subject to a financing condition.

          The closing of the Merger is subject to customary closing conditions. The parties have agreed that if, following completion of the Offer, Parent and Purchaser, together with their affiliates, own at least 90% of the outstanding shares of the Common Stock, the Merger will be completed without a meeting of the Company’s stockholders, pursuant to Delaware’s “short-form” merger statute.
          The Company has agreed to use commercially reasonable efforts to operate its business in the ordinary course until the effective time of the Merger (the “Effective Time”) or the earlier termination of the Agreement. The Company has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to any such proposal, subject to the fulfillment of certain fiduciary requirements of the Company’s Board of Directors. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $8.0 million.
          Pursuant to the Merger Agreement, the Company has granted to Purchaser an option (the “Top-Up Option”) to purchase the number of shares of the Company’s common stock that, when added to the number of shares of the Common Stock owned by Parent, Purchaser or their affiliates immediately prior to such exercise, shall constitute one share more than 90% of the number of shares of Common Stock outstanding after such exercise. Pursuant to the Merger Agreement, the Purchaser is required to exercise the Top-Up Option if the shares of Common Stock issued pursuant to the Top-Up Option will enable Purchaser to obtain one share more than 90% of the number of shares of Common Stock outstanding after such exercise. The per share exercise price of the Top-Up Option is equal to the Offer Price. The number of Shares subject to the Top-Up Option, however, is limited to the aggregate number of shares of Common Stock held as treasury shares by the Company or its subsidiaries and the number of authorized and unissued shares of Common Stock that are not otherwise reserved. The Top-Up Option will terminate concurrently with the termination of the Merger Agreement.
          The Merger Agreement provides that all options to purchase Common Stock that are outstanding immediately prior to the Effective Time, whether vested or unvested, will become fully vested and be cancelled immediately prior to the Merger in exchange for a cash payment to be made by Purchaser as soon as practicable following the Effective Time (but in no event later than 10 business days thereafter) equal to the excess of the Offer Price over the exercise price of the option, multiplied by the number of shares of Common Stock underlying the option. Options with exercise prices greater than or equal to the Offer Price will be cancelled without any payment being made in respect thereof. Each share of Company restricted stock outstanding immediately prior to the Effective Time shall become fully vested and free of any vesting or other restrictions immediately prior to the Effective Time. As a result, all restricted stock will be treated in a manner consistent with the other shares of Common Stock and will be converted into the right to receive $12.00 in cash in connection with the Merger.
          A copy of the Merger Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.
          The Merger Agreement contains customary representations and warranties of the Company, Parent and Purchaser made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, Parent and Purchaser and may be subject to important qualifications and limitations agreed to by the Company, Parent and Purchaser in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes allocating risk among the Company, Parent and Purchaser rather than establishing matters as facts.
Amendment of Rights Agreement
          The disclosure in Item 3.03 is incorporated in this Item 1.01 by reference. Computershare Trust Company, N.A. is the transfer agent for the Company’s common stock.
Indemnification Agreements
          At a meeting on August 5, 2009, the board of directors of the Company (the “Board”) authorized the Company to enter into indemnification agreements with each of its executive officers and directors, and on September 23, 2009, the Company entered into such agreement (“Indemnification Agreement”) with each such executive officer and director (each, an “Indemnitee”).
          The Indemnification Agreements each provide that the Indemnitee:
•	shall be indemnified for expenses, judgments and amounts paid in settlement in third party actions, so long as he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Company and, in the case of a criminal proceeding, had no reason to believe that his or her conduct was unlawful;

•	shall be indemnified for expenses in any proceeding by or in the right of the Company to procure a judgment in favor of the Company if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Company, except that he or she will not be entitled to indemnification if he or she is found by a court to be liable to the Company, unless a court determines that he or she is entitled to such indemnification notwithstanding the liability; and

•	if successful on the merits in whole or in part, shall be indemnified against all expenses actually or reasonably incurred with respect to those matters for which the Indemnitee is successful.

          Notwithstanding any limitation on the indemnification described in the preceding paragraph, the Company will indemnify each Indemnitee to the fullest extent provided by law if he or she is a party to, or threatened to be made a party to, any proceeding against all expenses, judgments, fines and amounts paid in settlement that are reasonably incurred by him or her in such proceeding.
          The Company is required to advance any expenses incurred by the Indemnitee in connection with a proceeding within 30 days after the receipt of a request for such advancement, whether prior to or after the final disposition of a proceeding. The Indemnitee agrees to undertake to repay any such advanced amount if it is ultimately determined that the Indemnitee is not entitled to the advancement of expenses.
          The Company is not obligated to indemnify in connection with (1) any claim for which the Indemnitee received a payment from another indemnity source, to the extent of such third party payment; (2) any claim for disgorgement of profits under Section 16(b) of the Securities Exchange Act of 1934 (unless the Indemnitee establishes in such proceeding that no recovery of profits is permitted); or (3) any proceeding initiated by the Indemnitee, subject to certain exceptions set forth in the Indemnification Agreement.
          The Indemnification Agreement also sets forth other customary procedures, processes, rights and obligations with respect to indemnification thereunder. The Indemnification Agreement continues until the later of ten years after the Indemnitee ceases to serve as an officer or director of the Company or one year after the final termination of any proceeding then pending, in which an Indemnitee has indemnification rights.
          The preceding description is a summary of the Indemnification Agreements and is qualified in its entirety by reference to the form of Indemnification Agreement which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
NOTICE TO INVESTORS
          The Offer for the outstanding Common Stock referred to in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Common Stock will be made pursuant to an offer to purchase and related materials that Purchaser intends to file with the SEC. At the time the Offer is commenced, Purchaser will file a Tender Offer Statement on Schedule TO (the “Schedule TO”) with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the Offer. The Schedule TO (including the related Offer to Purchase, Letter of Transmittal and other offer documents) and the Schedule 14D-9 will contain important information that should be read carefully and considered before any decision is made with respect to the Offer. These materials will be sent free of charge to all stockholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at www.aspectms.com.
Item 3.03. Material Modification of Rights of Security Holders.
Amendment of Rights Agreement

          On September 27, 2009, prior to the execution of the Merger Agreement, the Board approved an amendment (the “Rights Amendment”) to the Rights Agreement dated November 29, 2004, as amended by Amendment No. 1 dated May 23, 2005, Amendment No. 2 dated November 1, 2007 and Amendment No. 3 dated June 2, 2008, by and between the Company and Computershare Trust Company, N.A., formerly EquiServe Trust Company, N.A., as Rights Agent (the “Rights Agreement”). The Rights Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Offer, the Top-Up Option, the Merger Agreement, the Voting Agreements and each of the transactions contemplated thereby. Specifically, the Rights Amendment provides that none of (i) the approval, execution, delivery, performance or public announcement of the Merger Agreement (including any amendments thereto), (ii) the public announcement of the Offer, (iii) the commencement of the Offer or the purchase of Common Stock pursuant to the Offer, (iv) the consummation or public announcement of the Merger and other transactions contemplated by the Merger Agreement, (v) the Top Up Option or (vi) the approval, execution, delivery, performance or public announcement of the Voting Agreements will result in either Parent or Purchaser or any of their respective affiliates or associates being deemed an “Acquiring Person” (as such term is defined in the Rights Agreement) or give rise to any event that would result in the occurrence of a “Stock Acquisition Date” or a “Distribution Date” (as those terms are defined in the Rights Agreement). The Rights Amendment also provides that the rights shall expire immediately prior to the Effective Date (as defined in the Merger Agreement), if the Rights Agreement has not otherwise terminated.
          The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Restatement of Key Employee Change in Control Severance Benefits Plan
          On September 27, 2009, the Board, upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”) approved the restatement (the “Restatement”) of the Key Employee Change in Control Severance Benefits Plan, dated September 18, 2008 (the “Key Employee Plan”). The Restatement, among other things:
•	changes the definition of “Qualifying Termination” to include terminations made within one month prior to the Change in Control Date, if such terminations are made at the request of a third party who has taken steps reasonably calculated to effect a Change in Control Event (as such terms are defined in the Key Employee Plan);

•	includes in the definition of “Good Reason” a material diminution in authority or responsibility;

•	changes the term “Chairman” to “Founder Chairman;” and

•	provides that for purpose of the bonus-based severance calculation, the Chief Financial Officer’s severance payment is updated to take into account the bonus payments made to the person serving as the Chief Financial Officer at the time the last three annual bonuses were paid.
          The foregoing description of the Restatement does not purport to be complete and is qualified in its entirety by reference to: (i) the Restatement, a copy of which is filed as Exhibit 10.1 hereto, and (ii) the description of the Key Employee Change in Control Severance Plan set forth in Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2008, each of which is incorporated herein by reference.
Special Bonuses
          On September 27, 2009, the Board, upon the recommendation of the Compensation Committee, approved a special bonus, to be paid immediately after the Effective Time, to certain executive officers listed below who did not exercise specified stock options before the October 5, 2009 expiration date of such options (or, in the case of Mr. Davidson, the December 7, 2009 expiration date). The special cash bonus is equal to the difference between the exercise price of such stock options and the Offer Price, and shall be paid to the extent such executives have not otherwise exercised such options or such options have not otherwise been exchanged for a lump sum payment at the Effective Time. Assuming no executive officer shall have exercised such options prior to the Effective Time, the aggregate payment to these executive officers is expected to be as follows: Nassib G. Chamoun, $90,000; Marc Davidson, $18,000; Philip H. Devlin, $36,000; Paul J. Manberg, $36,000; and Margery Ahearn, $7,200.
Modification to the 2009 Annual Incentive Plan
          On September 27, 2009, the Board, upon the recommendation of the Compensation Committee, modified the 2009 Annual Incentive Plan to provide that upon achievement of 100% of both revenue and profit targets for 2009, participants will receive 100% of their targeted annual bonus. The 2009 Annual Incentive Plan previously provided that upon achievement of 100% of both revenue and profit targets for 2009, participants would receive 67% of their targeted annual bonus.
          The description of the 2009 Annual Incentive Plan (except for the modification described above) is set forth in Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on February 17, 2009, which description is incorporated herein by reference.
Item 8.01. Other Events.
          On September 28, 2009, the Company issued a press release announcing the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
          The Company is filing its Amended and Restated 1991 Stock Incentive Plan as Exhibit 10.3 to this Current Report on Form 8-K, and is filing its Restated 1999 Employee Stock Purchase Plan as Exhibit 10.4 to this Current Report on Form 8-K.
CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

          This report contains “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Offer and Merger, uncertainties as to how many of the Company’s stockholders will tender their stock in the Offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC by the Company, as well as the Offer documents to be filed by Purchaser and the Schedule 14D-9 to be filed by the Company. All of the materials related to the Offer (and all other Offer documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at www.aspectms.com. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
          See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT MEDICAL SYSTEMS, INC.
Date: September 28, 2009	By:	/s/ Nassib G. Chamoun
Nassib G. Chamoun
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 27, 2009, among Aspect Medical Systems, Inc., United States Surgical Corporation and Transformer Delaware Corp. (1)

4.1	Amendment No. 4 to Rights Agreement, dated as of September 27, 2009, between the Company and Computershare Trust Company, N.A.

10.1	Restated Key Employee Change in Control Severance Benefits Plan.

10.2	Form of Indemnification Agreement dated September 23, 2009, together with a schedule of the signatories thereto.

10.3	Amended and Restated 1991 Stock Incentive Plan.

10.4	Restated 1999 Employee Stock Purchase Plan.

99.1	Press Release dated September 28, 2009.

(1)	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of such schedules to the SEC upon request.